Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Kubla Khan, Inc. on Form 10-QSB for the three-month period ended March 31, 2004, as filed with the Securities and Exchange Commission (the “Report”), I, XiaoBin Liu Chief Financial Officer of Kubla Khan, Inc., certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.                                       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                       To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

May 13, 2004	/s/ XiaoBin Liu
XiaoBin Liu
Chief Financial Officer